                                                                   EXHIBIT 99.3


                              LETTER OF TRANSMITTAL
    ------------------------------------------------------------------------
  For Surrender of Certificates Formerly Representing Shares of Common Stock of

                                JAGNOTES.COM INC.

         In Exchange for Certificates Representing Class A and Series 1
                            Class B Common Stock of

                            JAG MEDIA HOLDINGS, INC.
-------------------------------------------------------------------------------
                        DESCRIPTION OF SHARES SURRENDERED
-------------------------------------------------------------------------------
       NAME AND ADDRESS
     OF REGISTERED OWNER(S)    CERTIFICATE NUMBER       NUMBER OF SHARES
-------------------------------------------------------------------------------

   ENCLOSE CERTIFICATE(S) WHICH FORMERLY REPRESENTED SHARES OF COMMON STOCK OF
                JAGNOTES.COM INC. WITH THIS LETTER OF TRANSMITTAL

                     PLEASE READ CAREFULLY THE INSTRUCTIONS
                     CONTAINED IN THIS LETTER OF TRANSMITTAL

     Pursuant to a Plan of Recapitalization approved by the stockholders of

                                JAGNOTES.COM INC.

       at a Special Meeting of the stockholders held on February 21, 2002
                          (the "Recapitalization Plan")

          -----------------------------------------------------------
                               The Exchange Agent:
                        COMPUTERSHARE TRUST COMPANY, INC.
                          By mail or overnight courier:

                        Computershare Trust Company, Inc.
                      12039 West Alameda Parkway, Suite Z2
                            Lakewood, Colorado 80228
          -----------------------------------------------------------

     The instructions contained in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

Once the recapitalization becomes effective, all issued and outstanding shares of JagNotes.com Inc.'s current common stock will cease to represent an interest in the Company and will only represent a right to be exchanged for new shares of Class A and Series 1 Class B common stock of JAG Media Holdings, Inc.

COMPUTERSHARE TRUST COMPANY, INC.:


         The undersigned hereby surrenders to Computershare Trust Company, Inc., acting in its capacity as Exchange Agent, the above-described certificate(s) which formerly represented shares of common stock, par value $0.00001 per share ("JAGNOTES Share(s)"), of JAGNOTES.COM INC. ("JAGNOTES") for the purpose of receiving certificate(s) for Class A and Series 1 Class B common shares of JAG MEDIA HOLDINGS, INC. ("JAG MEDIA"), par value $0.00001 per share (collectively, the "JAG MEDIA Common Share(s)") in accordance with and pursuant to the Recapitalization Plan. The undersigned acknowledges that for each one and one-tenth (1.1) JAGNOTES Shares owned by the undersigned and surrendered for exchange in accordance with the requirements of the Recapitalization Plan and this Letter of Transmittal, the undersigned will receive stock certificates representing one (1) share of JAG MEDIA Class A common stock and one-tenth (1/10th) of a share of JAG MEDIA Series 1 Class B common stock for each such one and one-tenth (1.1) JAGNOTES Shares surrendered.

         The name and address of the registered owner(s) of the JAGNOTES Shares are printed above as they appear on the certificate(s) representing the JAGNOTES Shares surrendered hereby. The certificate(s) and the number of JAGNOTES Shares that the undersigned is hereby surrendering are indicated in the appropriate box above.

         The undersigned represents that he or she has full power and authority to surrender the JAGNOTES Shares and the certificate(s) representing the JAGNOTES Shares free and clear of all liens, claims and encumbrances. The undersigned will, upon request, execute any additional documents necessary to complete the surrender of the JAGNOTES Shares and their exchange for the JAG MEDIA Common Shares. All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of, the undersigned.

         Please mail new certificates representing the applicable number of JAG MEDIA Common Shares, for the surrendered certificate(s) formerly representing the JAGNOTES Shares to the address specified above unless otherwise indicated under "Special Transfer Instructions" or "Special Delivery Instruction".



          SPECIAL TRANSFER INSTRUCTION                                 SPECIAL DELIVERY INSTRUCTIONS
To be completed ONLY if the JAG MEDIA Common Share           To be completed ONLY if the JAG MEDIA Common Share
certificates are to be issued in the name of someone         certificates to be issued in the name of the undersigned
other than the registered holder of the certificate(s)       are to be sent to someone other than the undersigned or to
surrendered. (See Instruction VI.)                           an address other than that shown above.

Issue the certificate to:                                    Mail the certificate to:

Name:  _______________________________________               Name:  _______________________________________
                   (Please Print)                                               (Please Print)
Address:______________________________________
                                                             Address:______________________________________
______________________________________________
                   (Zip Code)                                ______________________________________________
______________________________________________                                   (Zip Code)
(Tax Identification or Social Security Number)


                                    SIGN HERE
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                         Signature(s) of Shareholder(s)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the JAGNOTES Share certificate(s) or by person(s) to which the JAGNOTES Shares have been assigned and transferred as evidenced by endorsements or stock powers transmitted herewith with signatures guaranteed if required (See Instruction
VII). If signing is by attorney, administrator, executor, guardian, trustee, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title in such capacity below and enclose proper evidence of authority so to act. (See Instruction III.)

Dated:_________________________________________________________________________

Name(s): ______________________________________________________________________
                                 (Please Print)
Capacity:______________________________________________________________________

Address:_______________________________________________________________________

Area Code and Telephone No.:___________________________________________________

Tax Identification or Social Security No.:_____________________________________

Signatures Guaranteed by:
_______________________________________________________________________________
(if required -- See Instruction VII)

                                    IMPORTANT

                 SHAREHOLDER MUST COMPLETE SUBSTITUTE W-9 BELOW
              (See Instruction X. and "Important Tax Information")


                 PAYER'S NAME: COMPUTERSHARE TRUST COMPANY, INC.

                                    Part 1 - PLEASE PROVIDE YOUR TIN IN THE BOX
SUBSTITUTE                          AT THE RIGHT AND CERTIFY BY SIGNING  AND               ______________________________
                                    DATING BELOW                                                Social Security No.
Form W-9
                                    ----------------------------------------------
                                    Part 2 -                                         OR __________________________________________
                                    TIN applied for (or I intend to apply for in                Employer Identification Number
                                    the near future) CHECK IF APPLICABLE
                                    ---------------------------------------------------------------------------------------------
Department of the Treasury          CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT (1) the information provided
Internal Revenue Service            on this form is true, correct and complete, (2) I am not subject to backup withholding
Payer's Request for taxpayer        either because I have not been notified by the Internal Revenue Service (IRS) that I am
Identification Number (TIN)         subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding and (3) I am a
                                    U.S. person (including a U.S. resident alien). You must cross out Item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return.

Exempt from Backup
Withholding                         Signature:___________________________________________________________________________________

                                    Name:________________________________________________________________________________________

                                    Address:_____________________________________________________________________________________

                                    Date:________________________________________________________________________________________


FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF THE PAYMENT TO YOU WITH RESPECT TO SHARES OF JAGNOTES.COM INC. COMMON STOCK SURRENDERED IN CONNECTION WITH THE EXCHANGE. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.



            [Please complete above Substitute Form W-9 and return it
                        with the Letter of Transmittal]

                                JAGNOTES.COM INC.



INSTRUCTIONS FOR SURRENDERING CERTIFICATES FORMERLY REPRESENTING SHARES OF COMMON STOCK OF JAGNOTES.COM INC. ("JAGNOTES") FOR CERTIFICATES REPRESENTING SHARES OF CLASS A AND SERIES 1 CLASS B COMMON STOCK OF JAG MEDIA HOLDINGS, INC. ("JAG MEDIA").

I.       General

         (a) On February 21, 2002, the stockholders of JagNotes.com Inc. approved a plan of recapitalization (the "Recapitalization Plan") pursuant to which (a) the name of the company will be changed to JAG Media Holdings, Inc. and (b) each one and one-tenth (1.1) shares of JAGNOTES' outstanding common stock will be reclassified into one (1) share of Class A common stock and one-tenth (1/10th) of a share of Series 1 Class B common stock. In accordance with the terms of the Recapitalization Plan, each stockholder of JAGNOTES is entitled, upon surrender of certificate(s) formerly representing JAGNOTES Shares, to receive in exchange therefore certificates representing new shares of JAG Media Holdings, Inc. Class A and Series 1 Class B common stock.

         (b) No fractional shares will be issued in the recapitalization. In lieu of any such fractional shares, each holder of JAGNOTES Shares who would otherwise be entitled to a fraction of a share of either JAG MEDIA Class A Common Stock or Series 1 Class B Common Stock will receive cash in an amount equal to the value of the fractional share; provided, that JAG MEDIA will only pay amounts less than $1.00 to any one stockholder upon specific written request of the stockholder.

         (c) Stockholders should note that the Exchange Agent will not be able to issue your certificates of JAG MEDIA Class A common stock and Series 1 Class B common stock representing your interest in JAG Media Holdings, Inc. until the certificate of amendment to the JagNotes.com Inc. Articles of Incorporation is filed in the state of Nevada. Accordingly, stockholders should transmit their certificate(s) formerly representing JAGNOTES Shares only upon, or shortly prior to, effectiveness of the recapitalization. THE COMPANY EXPECTS THAT THE EFFECTIVE DATE OF THE CERTIFICATE OF AMENDMENT WILL BE APRIL 8, 2002.

II.      Execution and Delivery

         The Letter of Transmittal or a facsimile thereof must be properly filled in, dated and signed, and must be delivered together with your certificate(s) formerly representing JAGNOTES Shares to the Exchange Agent, Computershare Trust Company, Inc., at the address set forth in the Letter of Transmittal. The method of delivery to the Exchange Agent is at your option and risk, but, if sent by mail, registered and insured mail is suggested. If any shares are registered in different forms of your name (e.g., "John Doe" and "J. Doe"), you should complete as many separate Letters of Transmittal as there are different registrations.

III.     Signatures

         The signature (or signatures, in the case of certificate(s) owned by two or more joint holders) on the Letter of Transmittal should correspond exactly with the name as written on the face of the share certificate(s) transmitted unless the JAGNOTES Shares described in the Letter of Transmittal have been assigned by the registered holder or holders, in which event the Letter of Transmittal should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the certificate(s).

         If the Letter of Transmittal is signed by an attorney, administrator, executor, guardian, trustee, officer of a corporation or other person acting in a fiduciary or representative capacity, and the surrendered stock certificate(s) is not registered in such name, the person signing must give such person's full title in such capacity, and appropriate evidence of authority to act in such capacity must be forwarded with the Letter of Transmittal. If additional documents are required by the Exchange Agent, you will be so advised.

JNOT RECAP-Letter of Transmittal      -5-

IV.      Lost or Destroyed Common Stock Certificates

         If any stock certificates representing JAGNOTES Shares have been lost, stolen or destroyed, please contact Computershare Trust Company, Inc. You will be instructed as to the steps you must take in order to receive your new certificate.

V.       New Certificate Issued in Same Name

         If the new stock certificate(s) is to be issued in exactly the same name that appears on the face of the surrendered certificate(s) representing JAGNOTES Shares being submitted herewith, you will NOT be required to endorse the surrendered certificates or to submit separate stock powers.

VI.      New Certificate Issued in Different Name

         If the new stock certificate(s) is to be issued other than in exactly the name that appears on the face of the surrendered certificate(s) submitted herewith, the "Special Transfer Instructions" box must be completed.

VII.     Guarantee of Signatures

         Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank, trust company or other financial institution which is a participant in an approved Signature Guarantee Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if this Letter of Transmittal is signed by the registered holder(s) of the certificate(s) tendered herewith and such holder(s) have not completed the box entitled "Special Transfer Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or if such JAGNOTES Shares are tendered for the account of an Eligible Institution.

VIII.    Inquiries

         All inquiries with regard to the surrender of certificates formerly representing shares of JAGNOTES Common Stock in exchange for certificates for JAG MEDIA Common Shares should be made directly to Computershare Trust Company, Inc., 12039 West Alameda Parkway, Suite Z-2, Lakewood, Colorado 80228, or by telephone at (303) 986-5400.

IX.      Additional Copies

         Additional copies of the Letter of Transmittal may be obtained from the Exchange Agent at its address set forth on the face of the Letter of Transmittal.

JNOT RECAP-Letter of Transmittal      -6-

X. Substitute Form W-9 You are required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 included herein. Failure to provide the information on the form may subject you to a 30% federal income tax withholding on the payment of any amounts due for the certificate(s). The box in Part 2 of the form may be checked if you have not been issued a TIN and have applied for a number or intend to apply for a number in the near future. If the box in Part 2 is checked and the Exchange Agent is not provided a TIN within sixty (60) days, the Exchange Agent will withhold 30% on payment of any amount due for the certificate(s) until a TIN is provided to the Exchange Agent.

         Under federal income tax law, a shareholder is required to provide the Exchange Agent (as payer) with such shareholder's correct Taxpayer Identification Number (TIN) on the Substitute Form W-9 included herein. If such shareholder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to surrendered certificates may be subject to backup withholdings.

         Exempt shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a statement, signed under penalties of perjury, attesting to the individual's exempt status. Such statements can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

         If backup withholding applies, the Exchange Agent is required to withhold 30% of any amount otherwise payable to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

Purpose of Substitute Form W-9

         To prevent backup withholding on payments that are made to a shareholder pursuant to the exchange, the shareholder is required to notify the Exchange Agent of his or her correct TIN by completing the form certifying that the TIN provided in Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and (1) the shareholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (2) the Internal Revenue Service has notified the shareholder that he or she is no longer subject to backup withholding. If a TIN is not provided to the Exchange Agent within sixty (60) days, the Exchange Agent is required to withhold 30% of all reportable payments thereafter made to the shareholder until a TIN is provided.

What Number to Give the Exchange Agent

         The shareholder is required to give the Exchange Agent the social security number or employer identification number of the record owner of the certificates. If the certificates are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidelines on which number to report.


          [THESE INSTRUCTIONS FORM A PART OF THE LETTER OF TRANSMITTAL]

JNOT RECAP-Letter of Transmittal      -7-

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification to Give the Payor:
Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.


What Name and Number To Provide:
==============================================================================================================================
                                    Give the Name and                                            Give the Name and EMPLOYER
For this type of account:           SOCIAL SECURITY          For this type of account:           IDENTIFICATION number
                                    number of --                                                 of --
==============================================================================================================================
1. An individual's account          The individual           6.  A valid trust, estate, or       Legal entity(4)
                                                                 pension trust
2. Two or more individuals (joint   The actual owner of the
   account)                         account or, if combined
                                    funds, the first         7.  Corporate                       The corporation
                                    individual on the
                                    account(1)               8.  Association, club, religious,   The organization
                                                                 charitable, educational or
3. Custodian account of a           The minor(2)                 other tax-exempt organization
   minor (Uniform Gift to
   Minors Act)                                               9. Partnership                      The partnership

4. (a) The usual revocable          The grantor-trustee(1)   10. A broker or registered nominee  The broker or nominee
    savingstrust (grantor is
    also trustee)                                            11. Account with the Department of  The public entity
                                                                 Agriculture in the name of a
   (b) So-called trust account     The actual owner(3)           public entity (such as a state
    that is not a legal or                                       or local government, school
    valid trust under                                            district, or prison) that
    state law                                                    receives agricultural program
                                                                 payments
5. Sole proprietorship              The owner(3)

==============================================================================================================================

(1)   List first and circle the name of the person whose number you furnish.

(2)   Circle the minor's name and furnish the minor's social security number.

(3)   Provide the name of the owner.

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:
(i) If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.
(ii) If you are an individual, you must generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name.
(iii) For a joint account, only the person whose taxpayer identification number is shown on the Substitute Form W-9 should sign the form.


JNOT RECAP-Letter of Transmittal      -8-

OBTAINING A NUMBER
If you do not have a taxpayer identification number, apply for one immediately. To apply, obtain Form SS-5, Application for a Social Security Card (for individuals), from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local office of the Internal Revenue Service.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees that are specifically exempted from backup withholding tax on ALL payments include the following:

o   A corporation.
o   A financial institution.
o An organization exempt from tax under section 501(a), or an individual retirement account or a custodial account under section 403(b)(7).
o   The United States or any agency or instrumentality thereof.
o A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
o   An international organization or any agency or instrumentality thereof.
o A dealer in securities or commodities required to register in the United States or a possession of the United States.
o   A real estate investment trust.
o   A common trust fund operated by a bank under section 584(a).
o   An entity registered at all times under the Investment Company Act of 1940.
o   A foreign central bank of issue.

PAYMENTS NOT GENERALLY SUBJECT TO BACKUP WITHHOLDING
Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

o   Payments of dividends to nonresident aliens subject to withholding under section 1441 of the Code.
o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.
o Payments of patronage dividends where the amount received is not paid in money.
o   Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding including the following:

o Payments of interest on obligations issued by individuals. Note: A payee may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and such payee has not provided its correct taxpayer identification number to the payer.
o Payments of tax-exempt interest (including exempt-interest dividends under section 852 of the Code).
o Payments described in section 6049(b)(5) of the Code to nonresident aliens.
o Payments on tax-free covenant bonds under section 1451 of the Code.
o   Payments made by certain foreign organizations.
o   Payments made to a nominee.

AN EXEMPT PAYEE SHOULD ENTER ITS NAME AND CHECK THE "EXEMPT FROM BACKUP WITHHOLDING" BOX, SIGN AND DATE THE FORM.

Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A, 6045, and 6050(A) of the Code.

PRIVACY ACT NOTICE. Section 6109 of the Code requires most recipients of dividends, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30% of taxable interest, dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your correct taxpayer identification number to a payer, you may be subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no backup withholding tax, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

Unless otherwise noted herein, all references to section numbers or regulations are references to the Internal Revenue Code of 1986, as amended.


JNOT RECAP-Letter of Transmittal      -9-